       UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

       TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

       THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY AND ANY SHARES OF COMMON STOCK ISSUED UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY AND ANY SHARES OF COMMON STOCK ISSUED UPON CONVERSION HEREOF MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT PURCHASER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No. 1
                                                                   $172,500,000

CUSIP No. 461 85R AA8



                    5 1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

          Invitrogen Corporation, a Delaware corporation (the "COMPANY"), promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Seventy-Two Million Five Hundred Thousand Dollars ($172,500,000.00), or such other amount as is indicated on Schedule A hereof, on March 1, 2007, subject to the further provisions of this Note set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

Interest Payment Dates:  March 1 and September 1, commencing September 1, 2000

Record Dates:            February 15 and August 15

          IN WITNESS WHEREOF, Invitrogen Corporation has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

                                   Dated: March 1, 2000

                                   INVITROGEN CORPORATION

                                   By:  /s/ James R. Glynn
                                      ---------------------------------------
                                       Title: Executive Vice President & CFO


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the 5 1/2% Convertible Subordinated
Notes due 2007 described in the
within-mentioned Indenture.

State Street Bank and Trust Company of California, N.A., as Trustee

By:       /s/ Mark Henson
   ----------------------------
          Authorized Officer

                               INVITROGEN CORPORATION

                    5 1/2% Convertible Subordinated Note due 2007

          1. INTEREST. INVITROGEN CORPORATION, a Delaware corporation (the "COMPANY"), is the issuer of 5 1/2% Convertible Subordinated Notes due 2007 (the "NOTES"). The Notes will accrue interest at a rate of 5 1/2% per annum.
 The Company promises to pay interest on the Notes in cash semiannually on each March 1 and September 1, commencing on September 1, 2000, to Holders of record on the immediately preceding February 15 and August 15, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from March 1, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal at the interest rate borne by the Notes, compounded semiannually, and it shall pay interest on overdue installments of interest (without regard to any applicable grace period) at the same interest rate compounded semiannually.

          2. REGISTRATION RIGHTS. The holder of this Note is entitled to the benefits of a Registration Rights Agreement, dated as of March 1, 2000, among the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the Holders of the Notes, that (i) it will, at its cost, within 90 days after the closing of the sale of the Notes (the "CLOSING"), file a shelf registration statement (the "SHELF REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") with respect to resales of the Notes and the Common Stock issuable upon conversion thereof, (ii) it will use its best efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Closing, and (iii) it will use its best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act, subject to certain exceptions specified in the Registration Rights Agreement until the second anniversary of the date of the Closing. As set forth in the Registration Rights Agreement, the Company will be permitted to suspend use of the prospectus that is part of the Shelf Registration Statement during certain periods of time and in certain circumstances relating to pending corporate developments and public filings with the SEC and similar events. If
(a) the Company fails to file the Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified above for such filing, (b) such Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified above for such effectiveness, or
(c) the Shelf Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Transfer Restricted Securities (as defined in the Registration Rights Agreement) during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (c) above a "REGISTRATION DEFAULT"), then the Company will pay special interest to each Holder of Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to an increase in the annual interest rate on the Notes of 0.25% ("SPECIAL INTEREST") and with respect to each subsequent 90-day period, additional amounts equal to an increase in the annual interest rate on the Notes of 0.25% until all Registration Defaults have been cured, up to a maximum increase in the annual interest rate on the Notes equal to 1.0%. All accrued Special Interest shall be paid by the Company on each

Interest Payment Date for which Special Interest is owed to the holders of Global Notes by wire transfer of immediately available funds or by federal funds check and to holders of certificated Notes registered as such as of the preceding Record Date by mailing checks to their registered addresses. Following the cure of all Registration Defaults, the application of Special Interest will cease.

          3. PAYMENTS. All payments made by the Company on this Note shall be made without deduction or withholding for or on account of, any and all present or future taxes, duties, assessments, or governmental charges of whatever nature unless the deduction or withholding of such taxes, duties, assessments or governmental charges is then required by law.

          4. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date for the next interest payment date even though Notes are canceled after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal and premium payments. The Company will pay principal, premium, if any, interest and Special Interest, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, interest and Special Interest, if any, by check payable in such money. It may mail an interest or Special Interest check to a Holder's registered address. If a Holder so requests, principal, premium, if any, interest and Special Interest, if any, shall be paid by wire transfer of immediately available funds to an account previously specified in writing by such Holder to the Company and the Trustee.

          5. PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee will act as Paying Agent, Conversion Agent and Registrar in the City of New York, New York. The Company may change any Paying Agent, Conversion Agent or Registrar without prior notice. The Company or any of its Affiliates may act in any such capacity.

          6. INDENTURE. The Company issued the Notes under an Indenture, dated as of March 1, 2000 (the "INDENTURE"), between the Company and State Street Bank and Trust Company of California, N.A., as Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are unsecured general obligations of the Company limited to $172,500,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Debt of the Company.

          7. OPTIONAL REDEMPTION. At any time on or after March 1, 2003 the Company may redeem any portion of the Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount thereof), together with accrued and unpaid interest thereon to, but excluding, the applicable redemption date. If redeemed during the period beginning March 1, 2003 and ending on February 29, 2004, the redemption price shall be 103.143%, and if redeemed during the 12-month period commencing on March 1:

               Year                          Redemption Price
               ----                          ----------------
               2004......................       102.357%
               2005......................       101.571%
               2006......................       100.786%
               2007......................       100.000%

     In the event the Company redeems less than all of the outstanding Notes, the Notes to be redeemed shall be selected by the Trustee in accordance with
Section 3.02 of the Indenture. In the event a portion of an outstanding Note is selected for redemption and such Note is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption in accordance with Section 3.02 of the Indenture. The Company may not give notice of any redemption if the Company has defaulted in payment of interest and the default is continuing.

          8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at his address of record. The Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Notes, the Notes will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the redemption date, interest ceases to accrue on the Notes or portions of them called for redemption.

          If this Note is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the Person in whose name this Note is registered at the close of business on such record date.

          9. MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or repurchase payments with respect to the Notes. There are no sinking fund payments with respect to the Notes.

          10. REPURCHASE AT OPTION OF HOLDER. If there is a Change of Control, the Company shall be required to offer to purchase on the Purchase Date all outstanding Notes at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the Purchase Date. Holders of Notes that are subject to an offer to purchase will receive a Change of Control Offer from the Company in accordance with Section 3.09 of the Indenture and may elect to have such Notes or portions thereof in authorized denominations purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

          11. SUBORDINATION. The payment of the principal of, interest on or any other amounts due on the Notes is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Holder, by accepting a Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

          12. CONVERSION. The holder of any Note has the right, exercisable at any time following the Issuance Date and prior to the close of business (New York time) on the date of the Note's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $85.20 per share, subject to adjustment under certain circumstances as set forth in the Indenture, except that if a Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption.

          To convert a Note, a holder must (1) complete and sign a conversion notice substantially in the form set forth below, (2) surrender the Note to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. No payment or adjustment will be made for accrued and unpaid interest on a converted Note, but if any holder surrenders a Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the holder of such Note on such record date. Any Notes that are, however, delivered to the Company for conversion after any record date but before the next interest payment date must, except as described in the next sentence, be accompanied by a payment equal to the interest payable on such interest payment date on the principal amount of convertible notes being converted. The payment to the Company described in the preceding sentence shall not be required if, during that period between a record date and the next interest payment date, a conversion occurs on or after the date that the Company has issued a redemption notice and prior to the date of redemption stated in such notice. If any Notes are converted after an interest payment date but on or before the next record date, no interest will be paid on those Notes. The number of shares issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

          A Note in respect of which a holder has delivered an "Option of Holder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Notes is qualified by reference to, and is subject in its entirety by, the more complete description thereof contained in the Indenture.

          13. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered, and Notes may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption (except the unredeemed portion of any Note being redeemed in part). Also, it need not exchange or register the transfer of any Note for a period of 15 days before a selection of Notes to be redeemed.

          14. PERSONS DEEMED OWNERS. Except as provided in Section 4 of this Note, the registered Holder of a Note may be treated as its owner for all purposes.

          15. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Holders of Notes entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          16. DEFAULTS AND REMEDIES. The Notes shall have the Events of Default set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization, all unpaid principal and interest accrued on the Notes shall become due and payable immediately without further action or notice. The Holders of a majority in principal amount of the Notes then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.

          17. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended among other things, to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's obligations to Holders, to make any change that does not adversely affect the rights of any Holder or to qualify the Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

          18. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

          19. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

          20. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

          21. AUTHENTICATION. The Notes shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

          22. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UGMA (= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder of the Notes upon written request and without charge a copy of the Indenture. Request may be made to:

     Invitrogen Corporation
     1600 Faraday Avenue
     Carlsbad, California  92008
     Attention: James R. Glynn
                Executive Vice President

                                  ASSIGNMENT FORM

                    To assign this Note, fill in the form below:

                    (I) or (we) assign and transfer this Note to

                     __________________________________________
                (INSERT ASSIGNEE'S SOCIAL SECURITY OR TAX I.D. NO.)

                     __________________________________________
                     __________________________________________
               (PRINT OR TYPE ASSIGNEE'S NAME, ADDRESS AND ZIP CODE)

and irrevocably appoint _________________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

          Your Signature: __________________________________________________
          (SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS NOTE)

          Date: __________________

     Signature Guarantee: *____________________________________________

     In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:


CHECK ONE BOX BELOW

     (1)  / /  to the Company or any subsidiary thereof,

     (2)  / /  to a qualified institutional buyer in compliance with Rule 144A,

     (3) / / outside the United States in compliance with Rule 904 under the Securities Act,

     (4) / / pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or

     (5) / / pursuant to an effective registration statement under the Securities Act.

------------------
(*) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange

                                          ----------------------------
                                                  Signature

Signature Guarantee*


-----------------------------
Signature must be guaranteed



__________________________________________________________________

                TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
     -----------------------


------------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                    NOTICE: To be executed by an executive officer

                          OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note or a portion thereof repurchased by the Company pursuant to Section 3.09 or 4.07 of the Indenture, check the box: [ ]

     If the purchase is in part, indicate the portion (in denominations of $1,000 or any integral multiple thereof) to be purchased:
     ______________________

          Your Signature: __________________________________________________
          (SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS NOTE)

     Date:
           -------------------------

     Signature Guarantee:**/






------------------
**/ Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                 ELECTION TO CONVERT

To Invitrogen Corporation


     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion below designated, into Common Stock of Invitrogen Corporation in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If the shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Any holder of Notes, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Note, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Notes.

Date:

          in whole ___

                              Portions of Note to be converted ($1,000 or
                              integral multiples thereof): $______________
                              ____________________________________________
                              Signature

                              Please Print or Typewrite Name and Address,
                              Including Zip Code, and Social Security or Other Identifying Number

                              ____________________________________________
                              ____________________________________________
                              ____________________________________________
                              Signature Guarantee:*_______________________



------------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                     SCHEDULE A

                            SCHEDULE OF PRINCIPAL AMOUNT

     The initial principal amount of this Global Note shall be $172,500,000.
     The following increases or decreases in the principal amount of this Global Note have been made:

-------------------------------------------------------------------------------
                                                  Signature of
    Amount of       Amount of                      authorized       Date of
   decrease in     increase in                     officer of       exchange
    principal       principal       Principal      Trustee or      following
 amount of this  amount of this  amount of this       Notes      such decrease
   Global Note     Global Note     Global Note      Custodian     or increase
-------------------------------------------------------------------------------
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